ACTIVE ASSETS INSTITUTIONAL MONEY
TRUST

INSTRUMENT ESTABLISHING AND
DESIGNATING
ADDITIONAL CLASSES OF SHARES


WHEREAS, Active Assets Institutional Money Trust
(the "Trust") was established by the Declaration of Trust dated November 23, 1999, as amended from time to time
(the "Declaration"), under the laws of the Commonwealth of Massachusetts; and

WHEREAS, Section 6.9(h) of the Declaration provides that the establishment and designation of any additional classes of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of such classes, or as otherwise provided in such instrument, which instrument shall have the status of an amendment to the Declaration; and

WHEREAS, the Trustees of the Trust have established and designated one class of shares (the "Existing Class");
and

WHEREAS, the Trustees of the Trust have deemed it advisable to establish and designate three additional classes of shares to be known as the "Administrative
Class," "Advisory Class," and "Select Class," such change to be effective on March 31, 2016;

NOW, THEREFORE:

1. Pursuant to Section 6.9(h) of the Declaration, there is hereby established and designated three additional classes of shares, to be known as the Administrative Class, Advisory Class and Select Class, which shall be subject to the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Declaration with respect to the Existing Class, except to the extent the Amended Multi-Class Plan attached hereto as EXHIBIT A sets forth differences among each of the Existing Class and the Administrative Class, Advisory
Class and Select Class.

2. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

3. The undersigned hereby certify that this instrument has been duly adopted in accordance with the provisions of the Declaration.

4. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[signed in counterparts]
IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this ___ day of ___________, 2016.



_/s/ Frank L.
Bowman_________________
______
Frank L. Bowman, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Kathleen A.
Dennis__________________
_____
Kathleen A. Dennis, as
Trustee, and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Nancy C.
Everett__________________
_____
Nancy C. Everett, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Jakki L.
Haussler_________________
______
Jakki L. Haussler, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ James F.
Higgins__________________
_____
James F. Higgins, as Trustee,
and not individually
c/o Morgan Stanley
One New York Plaza
New York, NY 10004


_/s/ Manuel H.
Johnson_________________
_____
Dr. Manuel H. Johnson, as
Trustee, and not individually
c/o Johnson Smick
International, Inc.
220 I St. NE, Suite 200
Washington, D.C. 20002


_/s/ Joseph J.
Kearns__________________
_____
Joseph J. Kearns, as Trustee,
and not individually
c/o Kearns & Associates LLC
23823 Malibu Road
S-50-440
Malibu, CA 90265


_/s/ Michael F.
Klein___________________
____
Michael F. Klein, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Michael E.
Nugent__________________
_____
Michael E. Nugent, as
Trustee, and not individually
c/o Morgan Stanley
522 Fifth Avenue
New York, NY 10036



_/s/ W. Allen
Reed____________________
___
W. Allen Reed, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


_/s/ Fergus
Reid____________________
___
Fergus Reid, as Trustee, and
not individually
c/o Joe Pietryka, Inc.
85 Charles Colman Blvd.
Pawling, NY 12564


22104129.1